                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                       January 12, 2001 (January 10, 2001)


                                 AFFYMETRIX, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                     0-28218                           77-0319159
--------------           ------------------------            -------------------
  (State of              (Commission File Number)               (IRS Employer
incorporation)                                               Identification No.)



             3380 Central Expressway, Santa Clara, California 95051
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                      -1-

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Items 1-4.

         Not Applicable.

Item 5.  OTHER EVENTS.

     On January 10, 2001, the Board of Patent Appeals and Interferences of the United States Patent and Trademark Office issued to Affymetrix, Inc. (the "Company") a Notice Declaring Interference and has ordered the commencement of an interference proceeding between the Company and Oxford Gene Technology Limited ("OGT") involving certain claims of a Patent Application relating to nucleic acid arrays owned by the Company, and certain claims of OGT's United States Patent 6,054,270 relating to nucleic acid arrays.

Items 6-9.

         Not Applicable.

                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AFFYMETRIX, INC.


                                            By: /s/ VERN NORVIEL
                                               -------------------------
                                               Name: Vern Norviel
                                               Title: Senior Vice President
                                                      and General Counsel


Date: January 12, 2001


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